Putnam
Health
Sciences
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:



SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits have grown impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

We are pleased to report that Putnam Health Sciences Trust turned in positive results for the six months ended February 29, 2004. However, the fund under performed its benchmark and Lipper peer group category average. You will find a detailed discussion of the fund's performance in the following report.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Health Sciences Trust's class A shares posted returns of 13.24% at net asset value (NAV) and 6.73% at public offering price (POP) for the six-month period ended February 29, 2004.

 * The fund's performance was below that of its benchmark, the S&P 500 Index, which returned 14.59% for the period. We attribute this to differences in holdings.

 * The fund's performance was below the average return of 14.75% for the Lipper Health/Biotechnology Funds category. This was due to the fact that the strongest-performing stocks during the period were those of smaller, less established companies, which are not a focus of the fund.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

For the six-month period ended February 29, 2004, your fund delivered a positive return at NAV. The fund underperformed its benchmark, the S&P 500 Index, primarily due to differences in holdings. The S&P 500 Index contains stocks that are spread across a wide range of sectors, most of which are not health-care related. As a result, strength in other industries enabled the index to deliver stronger returns than the fund. Your fund also underperformed the average return for funds in its Lipper peer group. This, again, was due to differences in holdings. As the fund favored larger companies with solid balance sheets and strong fundamentals, the market favored more speculative stocks. A number of funds within this peer group focused on these smaller, less established companies, and as a result delivered stronger returns for the period.

FUND PROFILE

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking long-term growth of capital who can accept the risk of investing in a single group of industries.


Market overview

The stock market performed well during the semiannual period, with stocks in virtually all industries and sectors delivering positive returns. The close of the 2003 calendar year gave a huge boost to investor sentiment, as major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999. Early in the period, corporate earnings reports put investors in a more positive frame of mind, as did the government's announcement that gross domestic product expanded at an 8.2% rate in the third quarter of 2003. Inflation stayed low, and the government's fiscal and monetary policies contributed to market rallies. In January and February, the markets were a bit more volatile as investors paused to assess the strength of the economy and the potential for rising interest rates.

Within the health-care sector, the "speculative rally" of 2003 continued to play out as investors showed a preference for more risky stocks of less established health-care companies. In addition, despite weakening fundamentals for the industry, stocks of managed-care companies also appreciated strongly during the period. Throughout the period, pharmaceutical stocks were weak relative to the broader market, but we anticipate that trends for select pharmaceutical firms should improve throughout 2004.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/29/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.59%
-------------------------------------------------------------------------------
Goldman Sachs Healthcare Index (health-care stocks)                    13.18%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.22%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            15.52%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.92%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             4.54%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)        11.64%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/29/04.
-------------------------------------------------------------------------------

Strategy overview

The overall positioning of your fund's portfolio remained largely unchanged during the semiannual period. We began to take profits by selling some holdings in the medical technology and biotechnology industries, while increasing our focus on pharmaceutical companies and pharmacy benefit managers, as our outlook for drug stocks improved. The stocks in the fund's portfolio are diversified across a wide range of health-care industries, including pharmaceuticals, biotechnology, health-care services, and medical technology. When selecting stocks for the portfolio, we look for companies that exhibit what we believe to be high-quality growth characteristics, such as solid product pipelines, strong revenue and cash-flow growth, and stock prices that are attractive relative to our assessment of the company's growth potential. While we believe these types of stocks have potential to reward investors over the long term, they did not perform as well as lower-quality stocks during the period. This was a continuation of a trend that began in 2003.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 8/31/03          as of 2/29/04

Pharmaceuticals                59.7%                60.2%

Biotechnology                  14.4%                13.3%

Medical technology             13.2%                13.2%

Health-care
services                        9.9%                12.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

One of the fund's top performers over the period was Forest Laboratories, a midsize drug company that has introduced a wide range of successful products, including treatments for depression, hypertension, and Alzheimer's disease. In January 2004, the company received FDA approval for Namenda, an Alzheimer's drug that tested well in patients with mild to moderate symptoms of the disease. Forest Laboratories continued to deliver strong earnings growth during the period, and the stock remained in the portfolio at the close of the period. Your fund's position in Biogen Idec, a biotechnology company, was also a key contributor to performance. Like Forest Labs, this company benefited from successful clinical trials for one of its products -- a multiple sclerosis drug called Antegren. In February, Biogen stock soared when the company announced that it planned to file the drug for FDA approval one year ahead of schedule.

Fund performance was also helped by an underweight position in the stock of pharmaceutical company Merck & Co., which performed poorly. During the period, Merck dropped two of its Phase III drug candidates and missed third-quarter earnings estimates, at which point the shares were not held in the portfolio. The stock was added back to the portfolio toward the close of the period. Merck's struggles reflect some of the challenges faced by the pharmaceutical sector over the past two years, as drug pipeline productivity was insufficient to counter negative pressure from lost patent protection on older drugs and competition among newer drugs.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Pfizer, Inc.
   Pharmaceuticals

 2 Johnson & Johnson
   Pharmaceuticals

 3 Abbott Laboratories
   Pharmaceuticals

 4 Amgen, Inc.
   Biotechnology

 5 Wyeth
   Pharmaceuticals

 6 Medtronic, Inc.
   Medical technology

 7 Forest Laboratories, Inc.
   Pharmaceuticals

 8 GlaxoSmithKline PLC ADR
   (United Kingdom)
   Pharmaceuticals

 9 Eli Lilly Co.
   Pharmaceuticals

10 Novartis AG
   (Switzerland)
   Pharmaceuticals

Footnote reads:
These holdings represent 54.8% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.


Despite overall positive returns for your fund, some holdings had a negative effect on performance during the period, such as the stock of Wyeth, a pharmaceutical and consumer health-care company formerly known as American Home Products Corp. Wyeth stock declined due to liability concerns surrounding its fen-phen diet drugs and continued concerns over risks that may be associated with its hormone replacement products. We believe Wyeth remains a fundamentally strong company with positive longer-term prospects and a strong product pipeline. It remained in the portfolio at the close of the period. Another fund holding that declined was Medtronic, a medical technology company. Medtronic offers several products to treat cardiac problems, including those that help to manage heart rhythm. In February, Medtronic stock declined after the company announced downward revisions to its forecasts for growth in the implantable cardiac defibrillator market. At the close of the period, the fund continued to own Medtronic based on our belief that sales of implantable cardioverter-defibrillators will reaccelerate as a result of recent impressive clinical trial data.

Relative performance was also hurt by the fact that the fund did not own Aventis, a French pharmaceutical stock that delivered strong returns during the period. Investors reacted positively to a hostile takeover bid by Sanofi-Synthelabo, a smaller rival French drug company. The combination of the two firms would create the world's third largest pharmaceutical company.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team, using an analyst-driven interdisciplinary process in which all members take part in management of the fund.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook is positive as we enter the second half of your fund's fiscal year. We believe that several pharmaceutical stocks are positioned to benefit from new product launches. In 2002 and 2003, an extraordinarily large number of drugs lost their patent protection, while new drug launches slowed dramatically, reaching a 17-year low in 2003. However, we believe that drug prescription trends are improving and the impact of generic competition should decelerate. Several new products have been designed to work more specifically on targeted diseases, with the expectation of causing fewer side effects. We believe the fund is well positioned to capitalize on these trends with holdings in select large and small biopharmaceutical companies, health-care distributors, and pharmacy benefit managers. In addition, we believe that new product launches and positive clinical trials data should benefit shares of certain cardiovascular-device stocks, potentially creating additional opportunities.

In the months ahead, as the presidential campaign heats up, we expect renewed debates on Medicare and prescription drug re-importation. While this may increase short-term volatility in the sector, we will maintain our focus on seeking companies with strong management teams, healthy balance sheets, and the potential to reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
-----------------------------------------------------------------------------------------------------------------------------
                           Class A              Class B               Class C               Class M          Class R
(inception dates)         (5/28/82)             (3/1/93)             (7/26/99)              (7/3/95)        (1/21/03)
-----------------------------------------------------------------------------------------------------------------------------
                       NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
-----------------------------------------------------------------------------------------------------------------------------
6 months             13.24%      6.73%     12.82%      7.82%     12.82%     11.82%     12.96%      9.02%     13.11%
-----------------------------------------------------------------------------------------------------------------------------
1 year               25.05      17.86      24.14      19.14      24.14      23.13      24.46      20.10      24.79
-----------------------------------------------------------------------------------------------------------------------------
5 years               8.37       2.14       4.38       2.48       4.51       4.51       5.72       2.02       7.04
Annual average        1.62       0.42       0.86       0.49       0.89       0.89       1.12       0.40       1.37
-----------------------------------------------------------------------------------------------------------------------------
10 years            233.22     214.02     209.07     209.07     209.48     209.48     217.03     205.98     225.01
Annual average       12.79      12.12      11.95      11.95      11.96      11.96      12.23      11.83      12.51
-----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       13.88      13.57      12.91      12.91      13.03      13.03      13.21      13.02      13.59
-----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
-----------------------------------------------------------------------
                                                    Lipper Health/
                                                    Biotechnology
                                   S&P 500          Funds category
                                    Index              average*
-----------------------------------------------------------------------
6 months                            14.59%              14.75%
-----------------------------------------------------------------------
1 year                              38.52               43.22
-----------------------------------------------------------------------
5 years                             -0.60               62.16
Annual average                      -0.12                9.56
-----------------------------------------------------------------------
10 years                           193.17              257.49
Annual average                      11.36               13.25
-----------------------------------------------------------------------
Annual average
(life of fund)                      14.46               16.12
-----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 2/29/04, there were 194, 191, 49, and 16 funds, respectively, in this Lipper category.



---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/29/04
---------------------------------------------------------------------------------------------------
                            Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------
Distributions (number)          1              --             --             1              1
---------------------------------------------------------------------------------------------------
Income                       $0.369            --             --          $0.040         $0.436
---------------------------------------------------------------------------------------------------
Capital gains                  --              --             --            --             --
---------------------------------------------------------------------------------------------------
Total                        $0.369            --             --          $0.040         $0.436
---------------------------------------------------------------------------------------------------
Share value:              NAV      POP        NAV            NAV       NAV      POP        NAV
---------------------------------------------------------------------------------------------------
8/31/03                  $53.97   $57.26     $49.86         $52.34    $51.85   $53.73     $53.89
---------------------------------------------------------------------------------------------------
2/29/04                   60.72    64.08*     56.25          59.05     58.53    60.65      60.49
---------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------------------------------------------
                           Class A               Class B               Class C               Class M         Class R
(inception dates)         (5/28/82)             (3/1/93)             (7/26/99)              (7/3/95)        (1/21/03)
-----------------------------------------------------------------------------------------------------------------------------
                       NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
-----------------------------------------------------------------------------------------------------------------------------
6 months              8.26%      2.04%      7.87%      2.87%      7.86%      6.85%      8.01%      4.22%      8.14%
-----------------------------------------------------------------------------------------------------------------------------
1 year               17.59      10.82      16.74      11.74      16.71      15.71      17.01      12.93      17.32
-----------------------------------------------------------------------------------------------------------------------------
5 years               6.62       0.48       2.70       0.83       2.82       2.82       4.00       0.37       5.31
Annual average        1.29       0.10       0.53       0.17       0.56       0.56       0.79       0.07       1.04
-----------------------------------------------------------------------------------------------------------------------------
10 years            245.09     225.30     220.17     220.17     220.48     220.48     228.29     216.83     236.66
Annual average       13.19      12.52      12.34      12.34      12.35      12.35      12.62      12.22      12.91
-----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)       13.66      13.35      12.70      12.70      12.81      12.81      12.99      12.81      13.38
-----------------------------------------------------------------------------------------------------------------------------


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.17

U.S. stock
fund average           3.97

Percentile rank [plot as risk bar]: 47%

0%  INCREASING RISK >  100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
February 29, 2004 (Unaudited)

Common stocks (98.7%) (a)
Number of shares                                                          Value

Biotechnology (13.3%)
-------------------------------------------------------------------------------
     3,010,700 Amgen, Inc. (NON)                                   $191,269,771
       316,300 Amylin Pharmaceuticals, Inc. (NON)                     7,249,596
       880,400 Biogen Idec, Inc. (NON)                               48,818,180
       161,200 Connetics Corp. (NON)                                  3,551,236
        85,330 Corgentech, Inc. (NON)                                 1,642,603
       897,100 Genentech, Inc. (NON)                                 96,788,119
       583,200 Genzyme Corp. (NON)                                   29,614,896
       573,900 Gilead Sciences, Inc. (NON)                           31,111,119
       134,200 IDEXX Laboratories, Inc. (NON)                         6,853,594
       188,700 Imclone Systems, Inc. (NON)                            7,921,626
       371,100 InterMune, Inc. (NON)                                  7,132,542
       779,900 Millennium Pharmaceuticals, Inc.
               (NON)                                                 13,890,019
        12,100 Nexia Biotechnologies, Inc. (Canada)
               (NON)                                                     11,093
       256,972 Nexia Biotechnologies, Inc. 144A
               (Canada) (NON)                                           235,578
                                                                 --------------
                                                                    446,089,972

Health Care Services (12.0%)
-------------------------------------------------------------------------------
       629,600 AmerisourceBergen Corp.                               36,535,688
       225,600 Anthem, Inc. (NON)                                    19,390,320
       143,100 Apria Healthcare Group, Inc. (NON)                     4,473,306
     1,499,600 Cardinal Health, Inc.                                 97,818,908
       681,600 CIGNA Corp.                                           37,781,088
       909,400 Express Scripts, Inc. Class A (NON)                   66,167,944
        86,800 Eyetech Pharmaceuticals, Inc. (NON)                    3,149,972
       555,800 Health Management Associates, Inc.                    12,388,782
       105,200 Henry Schein, Inc. (NON)                               7,521,800
       880,700 Medco Health Solutions, Inc. (NON)                    28,763,662
       219,100 Omnicare, Inc.                                        10,091,746
       543,200 Triad Hospitals, Inc. (NON)                           19,169,528
       672,800 UnitedHealth Group, Inc.                              41,713,600
       295,500 Universal Health Services, Inc.
               Class B                                               15,936,315
                                                                 --------------
                                                                    400,902,659

Medical Technology (13.2%)
-------------------------------------------------------------------------------
       195,600 Alcon, Inc. (Switzerland)                             12,295,416
       121,800 Beckman Coulter, Inc.                                  6,404,244
       828,000 Boston Scientific Corp. (NON)                         33,823,800
       383,600 C.R. Bard, Inc.                                       36,208,004
        95,600 Charles River Laboratories
               International, Inc. (NON)                              4,116,536
       361,600 DJ Orthopedics, Inc. (NON)                             7,955,200
       426,300 Edwards Lifesciences Corp. (NON)                      13,726,860
       230,100 Guidant Corp.                                         15,679,014
       150,900 Kinetic Concepts, Inc. (NON)                           6,088,815
     3,652,500 Medtronic, Inc.                                      171,302,250
        21,000 Nobel Biocare AB (Sweden) (NON)                        2,020,994
     2,187,481 Smith & Nephew PLC (United Kingdom)                   20,834,401
       643,469 St. Jude Medical, Inc. (NON)                          46,748,023
       130,200 Stryker Corp.                                         11,552,646
       237,400 Sybron Dental Specialties, Inc.
               (NON)                                                  6,744,534
        33,936 Synthes-Stratec, Inc. (Switzerland)                   34,267,448
       149,600 Varian Medical Systems, Inc. (NON)                    12,527,504
                                                                 --------------
                                                                    442,295,689

Pharmaceuticals (60.2%)
-------------------------------------------------------------------------------
     4,716,000 Abbott Laboratories                                  201,844,800
       509,500 Allergan, Inc.                                        44,601,630
       329,600 Angiotech Pharmaceuticals, Inc.
               (Canada) (NON)                                         8,385,024
       963,819 AstraZeneca PLC (United Kingdom)                      45,644,024
     1,619,300 AstraZeneca PLC ADR (United Kingdom)                  78,730,366
       287,500 Barr Pharmaceuticals, Inc. (NON)                      22,255,375
       237,400 Cephalon, Inc. (NON)                                  14,084,942
       785,000 Elan Corp. PLC ADR (Ireland) (NON)                    11,319,700
     1,801,400 Eli Lilly Co.                                        133,195,516
     2,092,000 Forest Laboratories, Inc. (NON)                      157,904,160
     3,318,400 GlaxoSmithKline PLC ADR (United
               Kingdom)                                             141,430,208
       429,200 IVAX Corp. (NON)                                       9,553,992
     3,939,000 Johnson & Johnson                                    212,351,490
       399,200 King Pharmaceuticals, Inc. (NON)                       7,692,584
     1,390,700 Merck & Co., Inc.                                     66,864,856
     2,934,623 Novartis AG (Switzerland)                            129,325,895
     8,344,600 Pfizer, Inc.                                         305,829,590
       148,600 Pharmaceutical Resources, Inc. (NON)                   9,271,154
       979,464 Roche Holding AG (Switzerland)                       101,063,157
     1,389,370 Taisho Pharmaceutical Co., Ltd.
               (Japan)                                               25,053,170
     1,045,200 Takeda Chemical Industries, Ltd.
               (Japan)                                               43,051,716
       284,800 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                          18,512,000
       209,800 Watson Pharmaceuticals, Inc. (NON)                     9,634,016
     4,812,200 Wyeth                                                190,081,900
       777,900 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                               26,060,540
                                                                 --------------
                                                                  2,013,741,805
                                                                 --------------
               Total Common stocks
               (cost $2,502,410,869)                             $3,303,030,125

Convertible preferred stocks (--%) (a) (cost $3,002,107)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       342,000 Third Wave Technologies, Inc.
               Ser. F, 10.00% cv. pfd.                               $1,641,600

Purchased options outstanding (--%) (a) (cost $272,667)  Expiration date/
Contract amount                                          strike price     Value
-------------------------------------------------------------------------------
       227,269 St. Jude Medical, Inc.                    Mar 04/
                                                         71.82 DEUT    $372,517

Short-term investments (11.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $323,183,93 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 0.98% to
               1.08% and  due March 1, 2004 (d)                    $323,174,702
    49,217,148 Short-term investments held in
               Putnam commingled  cash account with
               yields ranging from 1.01% to 1.07%
               and  due dates ranging from March 1,
               2004 to April 23, 2004 (d)                            49,217,148
                                                                 --------------
               Total Short-term investments
               (cost $372,391,850)                                 $372,391,850
-------------------------------------------------------------------------------
               Total Investments (cost $2,878,077,493)           $3,677,436,092
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,345,219,610.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 29, 2004:
      (as a percentage of Market Value)

          Japan                                           2.7%
          Switzerland                                     7.8
          United Kingdom                                  8.1
          United States                                  80.3
          Other                                           1.1
                                                     --------
          Total                                         100.0%


Forward currency contracts to buy at February 29, 2004 (Unaudited)
(aggregate face value $151,180,594)
                                                                                            Unrealized
                                         Market         Aggregate          Delivery      appreciation/
                                          value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Dollar                      $4,749,743        $4,779,667           6/16/04          $(29,924)
Danish Krone                         18,404,030        18,029,646           6/16/04           374,384
Euro                                108,842,035       109,167,914           6/16/04          (325,879)
Japanese Yen                         18,530,230        19,203,369           3/17/04          (673,139)
------------------------------------------------------------------------------------------------------
                                                                                            $(654,558)
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at February 29, 2004 (Unaudited)
(aggregate face value $147,037,803)
                                                                                            Unrealized
                                         Market         Aggregate          Delivery      appreciation/
                                          value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                       $51,151,448       $51,171,881           6/16/04           $20,433
Japanese Yen                         19,575,050        19,676,856           3/17/04           101,806
Swiss Franc                          76,375,143        76,189,066           3/17/04          (186,077)
------------------------------------------------------------------------------------------------------
                                                                                             $(63,838)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 29, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $311,406,975
of securities on loan (identified cost $2,878,077,493) (Note
1)                                                             $3,677,436,092
-------------------------------------------------------------------------------
Cash                                                                   20,041
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          10,015,332
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,535,915
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               796,787
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           5,106,211
-------------------------------------------------------------------------------
Total assets                                                    3,694,910,378

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      168,821
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          8,324,075
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        4,646,909
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            961,808
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                262,575
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,772
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,885,004
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,515,183
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              8,266,931
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                323,174,702
-------------------------------------------------------------------------------
Other accrued expenses                                                478,988
-------------------------------------------------------------------------------
Total liabilities                                                 349,690,768
-------------------------------------------------------------------------------
Net assets                                                     $3,345,219,610

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,556,348,879
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (2,841,085)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                     (7,014,993)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 798,726,809
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,345,219,610

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,991,744,690 divided by 32,800,821 shares)                          $60.72
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $60.72)*                $64.08
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,221,553,319 divided by 21,717,703 shares)**                        $56.25
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($55,817,947 divided by 945,295 shares)**                              $59.05
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($43,251,203 divided by 739,002 shares)                                $58.53
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $58.53)*                $60.65
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($9,601 divided by 159 shares)                           $60.49
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($32,842,850 divided by 536,883 shares)                  $61.17
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 29, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,019,765)                      $20,646,591
-------------------------------------------------------------------------------
Interest                                                              232,232
-------------------------------------------------------------------------------
Securities lending                                                    127,107
-------------------------------------------------------------------------------
Total investment income                                            21,005,930

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    9,654,640
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      4,741,532
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             48,702
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       19,066
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,632,302
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               6,352,318
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 304,595
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 173,850
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      20
-------------------------------------------------------------------------------
Other                                                                 496,969
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           86,676
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (86,676)
-------------------------------------------------------------------------------
Total expenses                                                     24,423,994
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (681,534)
-------------------------------------------------------------------------------
Net expenses                                                       23,742,460
-------------------------------------------------------------------------------
Net investment loss                                                (2,736,530)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  159,678,190
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       404,717
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (2,644,317)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                1,028,996
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                 (617,462)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and written
options during the period                                         268,128,070
-------------------------------------------------------------------------------
Net gain on investments                                           425,978,194
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $423,241,664
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                February 29         August 31
Decrease in net assets                                 2004*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(2,736,530)     $(2,864,471)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    158,467,586      (94,362,346)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                       267,510,608      292,988,454
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       423,241,664      195,761,637
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                       (12,932,505)              --
-------------------------------------------------------------------------------
   Class M                                           (31,998)              --
-------------------------------------------------------------------------------
   Class R                                               (76)              --
-------------------------------------------------------------------------------
   Class Y                                          (283,693)              --
-------------------------------------------------------------------------------

Decrease from capital share transactions
(Note 4)                                        (791,560,541)    (550,030,403)
-------------------------------------------------------------------------------
Total decrease in net assets                    (381,567,149)    (354,268,766)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            3,726,786,759    4,081,055,525
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$2,841,085 and undistributed net investment
income of $13,143,717, respectively)          $3,345,219,610   $3,726,786,759
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended
                                         February 29
Per-share                                (Unaudited)                                Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $53.97          $50.99          $65.80          $82.19          $59.51          $53.50
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)              .04             .11             .04            (.09)           (.08)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  7.08            2.87          (12.41)         (12.12)          22.76           11.09
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       7.12            2.98          (12.37)         (12.21)          22.68           11.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.37)             --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --           (2.44)          (4.18)             --           (4.98)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.37)             --           (2.44)          (4.18)             --           (5.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $60.72          $53.97          $50.99          $65.80          $82.19          $59.51
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     13.24*           5.85          (19.55)         (15.70)          38.11           20.50
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,991,745      $2,243,357      $2,443,292      $3,373,822      $3,942,734      $2,883,732
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .55*           1.07            1.00             .96             .93             .95
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .06*            .22             .06            (.13)           (.12)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.62*          52.52           64.55           47.86           67.34           79.12
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        February 29
Per-share                                (Unaudited)                                Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $49.86          $47.46          $61.85          $78.08          $56.96          $51.74
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.16)           (.26)           (.39)           (.61)           (.56)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  6.55            2.66          (11.56)         (11.44)          21.68           10.73
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       6.39            2.40          (11.95)         (12.05)          21.12           10.23
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --           (2.44)          (4.18)             --           (4.98)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --           (2.44)          (4.18)             --           (5.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $56.25          $49.86          $47.46          $61.85          $78.08          $56.96
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     12.82*           5.06          (20.14)         (16.35)          37.08           19.61
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,221,553      $1,334,170      $1,475,577      $2,354,988      $2,877,594      $2,141,640
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .92*           1.82            1.75            1.71            1.68            1.70
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.31)*          (.53)           (.69)           (.88)           (.87)           (.86)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.62*          52.52           64.55           47.86           67.34           79.12
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                         Six months                                                                        period
                                            ended                                                                         July 26,
                                        February 29                                                                      1999+ to
Per-share                               (Unaudited)                         Year ended August 31                         August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $52.34          $49.82          $64.81          $81.60          $59.48          $59.32
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.17)           (.27)           (.40)           (.61)           (.64)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  6.88            2.79          (12.15)         (12.00)          22.76             .20
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       6.71            2.52          (12.55)         (12.61)          22.12             .16
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --           (2.44)          (4.18)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --           (2.44)          (4.18)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $59.05          $52.34          $49.82          $64.81          $81.60          $59.48
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     12.82*           5.06          (20.14)         (16.32)          37.19             .27*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $55,818         $66,803         $72,725        $103,940         $82,117          $3,770
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .92*           1.82            1.75            1.71            1.68             .17*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.32)*          (.53)           (.69)           (.86)           (.89)           (.09)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.62*          52.52           64.55           47.86           67.34           79.12
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        February 29
Per-share                               (Unaudited)                                 Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $51.85          $49.23          $63.91          $80.34          $58.47          $52.87
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.10)           (.14)           (.26)           (.45)           (.41)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  6.82            2.76          (11.98)         (11.80)          22.28           10.98
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       6.72            2.62          (12.24)         (12.25)          21.87           10.61
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.04)             --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --           (2.44)          (4.18)             --           (4.98)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --              --            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.04)             --           (2.44)          (4.18)             --           (5.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $58.53          $51.85          $49.23          $63.91          $80.34          $58.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     12.96*           5.32          (19.94)         (16.13)          37.40           19.93
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $43,251         $50,605         $60,932         $95,388        $122,066         $93,216
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .80*           1.57            1.50            1.46            1.43            1.45
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.19)*          (.28)           (.44)           (.64)           (.62)           (.61)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.62*          52.52           64.55           47.86           67.34           79.12
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------
                                                                                            For the
                                                                          Six months        period
                                                                             ended        January 21,
                                                                          February 29     2003+ to
Per-share                                                                 (Unaudited)     August 31
operating performance                                                        2004            2003
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                         $53.89          $50.74
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment loss (a)                                                       (.03)           (.01)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                           7.07            3.16
---------------------------------------------------------------------------------------------------
Total from
investment operations                                                         7.04            3.15
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                                                             (.44)             --
---------------------------------------------------------------------------------------------------
Total distributions                                                           (.44)             --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                               $60.49          $53.89
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                       13.11*           6.21*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                 $10              $1
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                      .67*            .82*
---------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                     (.06)*          (.02)*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       30.62*          52.52
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                               Six months                                                       period
                                                  ended                                                         April 4,
                                               February 29                                                      2000+ to
Per-share                                     (Unaudited)                 Year ended August 31                  August 31
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $54.45          $51.31          $66.03          $82.28          $70.52
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .12             .26             .20             .09             .03
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        7.13            2.88          (12.48)         (12.16)          11.73
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             7.25            3.14          (12.28)         (12.07)          11.76
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.53)             --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --           (2.44)          (4.18)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.53)             --           (2.44)          (4.18)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $61.17          $54.45          $51.31          $66.03          $82.28
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.38*           6.12          (19.34)         (15.50)          16.68*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $32,843         $31,851         $28,530         $26,614         $31,768
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .42*            .82             .75             .71             .28*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .20*            .48             .33             .12             .04*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           30.62*          52.52           64.55           47.86           67.34
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 29, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Health Sciences Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for Class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2004, the value of securities loaned amounted to $311,406,975. The fund received cash collateral of $323,174,702 which is pooled with collateral of other Putnam funds into 11 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At August 31, 2003, the fund had a capital loss carryover of $80,949,626 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004, $30,468,338 of losses recognized during the period November 1, 2002 to August 31, 2003.

The aggregate identified cost on a tax basis is $2,932,142,108, resulting in gross unrealized appreciation and depreciation of $805,070,551 and $59,776,567, respectively, or net unrealized appreciation of $745,293,984.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended February 29, 2004, the fund paid PFTC $3,306,300 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 29, 2004, the fund's expenses were reduced by $681,534 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,043, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $104,921 and $2,343 from the sale of class A and class M shares, respectively, and received $2,491,667 and $5,698 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 29, 2004, Putnam Retail Management, acting as underwriter, received $1,210 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,063,476,902 and $1,825,212,935, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    781,158          $509,549
----------------------------------------------------------------
Options opened                         661,483           519,447
Options expired                     (1,442,641)       (1,028,996)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At February 29, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,120,227       $64,551,220
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       199,322        11,315,537
----------------------------------------------------------------
                                     1,319,549        75,866,757

Shares repurchased                 (10,083,893)     (570,567,898)
----------------------------------------------------------------
Net decrease                        (8,764,344)    $(494,701,141)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,754,184      $143,414,086
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,754,184       143,414,086

Shares repurchased                  (9,103,976)     (468,145,168)
----------------------------------------------------------------
Net decrease                        (6,349,792)    $(324,731,082)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            573,103       $30,528,175
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       573,103        30,528,175

Shares repurchased                  (5,616,051)     (293,774,250)
----------------------------------------------------------------
Net decrease                        (5,042,948)    $(263,246,075)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,514,589       $73,174,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,514,589        73,174,212

Shares repurchased                  (5,845,049)     (278,157,939)
----------------------------------------------------------------
Net decrease                        (4,330,460)    $(204,983,727)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             56,850        $3,177,499
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        56,850         3,177,499

Shares repurchased                    (387,930)      (21,274,759)
----------------------------------------------------------------
Net decrease                          (331,080)     $(18,097,260)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            190,892        $9,697,168
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       190,892         9,697,168

Shares repurchased                    (374,264)      (18,682,511)
----------------------------------------------------------------
Net decrease                          (183,372)      $(8,985,343)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             25,108        $1,407,021
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           539            29,495
----------------------------------------------------------------
                                        25,647         1,436,516

Shares repurchased                    (262,648)      (14,265,705)
----------------------------------------------------------------
Net decrease                          (237,001)     $(12,829,189)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             69,730        $3,472,869
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        69,730         3,472,869

Shares repurchased                    (331,535)      (16,383,786)
----------------------------------------------------------------
Net decrease                          (261,805)     $(12,910,917)
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                158            $8,601
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                67
----------------------------------------------------------------
                                           159             8,668

Shares repurchased                         (20)           (1,115)
----------------------------------------------------------------
Net increase                               139            $7,553
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                              to August 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 20            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            20             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                20            $1,000
----------------------------------------------------------------

                              Six months ended February 29, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             85,229        $5,015,428
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,960           283,693
----------------------------------------------------------------
                                        90,189         5,299,121

Shares repurchased                    (138,209)       (7,993,550)
----------------------------------------------------------------
Net decrease                           (48,020)      $(2,694,429)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            177,138        $9,279,083
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       177,138         9,279,083

Shares repurchased                    (148,220)       (7,699,417)
----------------------------------------------------------------
Net increase                            28,918        $1,579,666
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended February 29, 2004, Putnam Management has assumed $86,676 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA008-212129  021/335/2AB  4/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam Health Sciences Trust
Supplement to Semiannual Report dated 2/29/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
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Total return for periods ended 2/29/04

                                                                        NAV

6 months                                                              13.38%
1 year                                                                25.38
5 years                                                                9.45
Annual average                                                         1.82
10 years                                                             236.52
Annual average                                                        12.90
Life of fund (since class A inception, 5/28/82)
Annual average                                                        13.93

Share value:                                                            NAV

8/31/03                                                              $54.45
2/29/04                                                              $61.17

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Distributions:          No.        Income        Capital gains        Total
                         1          $0.53              --             $0.53

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Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
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Not applicable

Item 3. Audit Committee Financial Expert:
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Not applicable

Item 4. Principal Accountant Fees and Services:
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Not applicable

Items 5-6. [Reserved]
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Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
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        Management Investment Companies: Not applicable
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Item 8. [Reserved]
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Item 9. Submission of Matters to a Vote of Security Holders:
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        Not applicable

Item 10. Controls and Procedures:
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(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
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(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004